REGAL-BELOIT CORPORATION

ACQUISITION OF GE HVAC MOTORS AND CAPACITORS

TABLE OF CONTENTS

Page
GE HVAC MOTORS AND CAPACITORS
December 31, 2003 and 2002 (unaudited):

Consolidated Balance Sheets	1

Consolidated Statements of Operations	2

Consolidated Statements of Cash Flows	3

Notes to Consolidated Financial Statements	4

Interim Statements for September 30, 2004 and 2003 (unaudited):

Consolidated Balance Sheets	5

Consolidated Statements of Operations	6

Consolidated Statements of Cash Flows	7

Notes to Consolidated Financial Statements	8

REGAL-BELOIT CORPORATION AND GE HVAC MOTORS AND CAPACITORS
Schedule I:
Pro-Forma Combined Condensed Balance Sheets as of September 28, 2003 (unaudited)	9

Schedule II:
Pro-Forma Combined Statements of Income for the Year Ended December 31, 2003 (unaudited)	10

Schedule III:
Pro-Forma Combined Statements of Income for the Nine Months Ended September 28,	11
2004 (unaudited)

GE HVAC MOTORS and CAPACITORS

Consolidated Balance Sheets
December 31, 2003 and 2002
Unaudited
(in thousands of dollars)

	2003	2002
Assets
Current assets:
Cash	$7,648	$884
Receivables	54,544	56,120
Inventories	44,847	41,670
Prepaid expenses and other assets	1,327	1,401

Total current assets	108,366	100,075

Property, plant and equipment, net	58,042	57,522
Goodwill	6,320	5,723
Other non-current assets	6,250	6,751

Total assets	$178,978	$170,071

Liabilities and Stockholder’s Equity
Current Liabilities:
Short-term debt	$—	$901
Trade payables	23,087	20,455
Personnel related liabilities	7,186	5,628
Accrued expenses and other liabilities	6,022	5,028

Total current liabilities	36,295	31,111
All other liabilities	1,631	1,200

Total liabilities	37,926	32,311

Stockholder’s equity:
Due to General Electric Company and affiliates	141,052	136,859

Total stockholder’s equity	141,052	136,859

Total liabilities and stockholder’s equity	$178,978	$169,170

See accompanying notes to consolidated financial statements

GE HVAC MOTORS and CAPACITORS

Consolidated Statements of Operations
Years ended December 31, 2003 and 2002
Unaudited
(in thousands of dollars)

	2003	2002
Net sales	$362,689	$360,173
Cost of goods sold	280,309	264,304

Gross profit	82,380	95,869

Operating expenses:
General and administrative, sales and marketing	49,056	49,632

Operating profit	33,324	46,237

Other expense	2	1,683
Interest expense	129	925

Income before income tax	33,193	43,629

Income tax	11,008	13,735

Net income	$22,185	$29,894

See accompanying notes to consolidated financial statements

GE HVAC MOTORS and CAPACITORS

Consolidated Statements of Cash Flows
Years ended December 31, 2003 and 2002
Unaudited
(in thousands of dollars)

	2003	2002
Cash flows from operating activities:
Net income	$22,185	$29,894
Adjustments to reconcile net income to cash used in operating activities
Depreciation and amortization of property, plant and equipment	12,549	12,294
Amortization of other non-current assets	151	173
Loss on sale of fixed assets and joint venture	193	1,614
Decrease (increase) in trade and other receivables	1,576	(4,226)
(Increase) decrease in inventories	(3,177)	14,804
Increase (decrease) in trade payables	2,632	(6,464)
Increase (decrease) in personnel related, accrued expenses and other liabilities	2,552	(35)
All other operating flows	855	(1,148)

Cash used in operating activities	39,516	46,906

Cash flows from investing activities:
Purchases of property and equipment, net of sales	(13,262)	(7,227)

Cash used for investing activities	(13,262)	(7,227)

Cash flows from financing activities:
Net payments on short-term debt	(901)	(6,620)
Net transfers to General Electric Company and its affiliates	(18,589)	(33,023)

Cash provided by financing activities	(19,490)	(39,643)

(Decrease) Increase in cash	6,764	36

Cash — beginning of year	884	848

Cash — end of period	$7,648	$884

See accompanying notes to consolidated financial statements

GE HVAC MOTORS and CAPACITORS

Notes to Consolidated Financial Statements
December 31, 2003 and 2002
Unaudited
(in thousands of dollars)

1. BASIS OF PRESENTATION

The consolidated financial statements include the accounts of GE HVAC Motors and Capacitors and its affiliates and have been prepared without audit. All adjustments which are believed to be necessary for a fair statement of the results for the interim periods presented have been reflected and are of a normal recurring nature. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted.

2. INVENTORIES

Inventories are stated at cost, which is not in excess of market. Cost for all but an immaterial portion of the company’s inventories was determined using the last-in, first-out (LIFO) method. If all inventories were valued on the first-in, first-out (FIFO) method , they would have increased by $19,422 and $19,545 as of December 31, 2003 and 2002, respectively.

3. RELATED PARTY TRANSACTIONS

GE and its subsidiaries provide a variety of services to HVAC Motors and Capacitors. Such services are charged to HVAC Motors and Capacitors as utilized by them. Billings for these services were included in these interim statements at $41,116 and $41,097 for the nine-month interim periods ending in December 2003 and 2002.

4. INCOME TAXES

The effective income tax rate for the period ending December 31, 2003 was 33.2% and for the period ending December 31, 2002 was 31.3%.

5. EXCLUDED OPERATIONS

Two operations which REGAL-BELOIT acquired in the HVAC Motors and Capacitors acquisition are of a temporary nature and covered by a transition agreement between REGAL-BELOIT and GE. These two operations have been excluded from these financial statements as well as the accompanying interim financial statements for the nine months of 2004 and 2003. The accompanying Schedules I,II, and III provide financial information on these two operations in the Adjustment columns and the footnotes related to the Schedules. REGAL-BELOIT believes the two operations are not material to the financial statements of the acquisition.

GE HVAC MOTORS and CAPACITORS

Consolidated Balance Sheets
For nine months Ended September 30, 2004 and September 30, 2003
Unaudited
(in thousands of dollars)

	2004	2003
Assets
Current assets:
Cash	$8,500	$4,700
Receivables	56,200	54,400
Inventories	43,100	45,500
Prepaid expenses and other assets	3,300	4,300

Total current assets	111,100	108,900

Property, plant and equipment, net	50,200	56,400
Goodwill	6,200	6,100
Other non-current assets	4,900	6,800

Total assets	$172,400	$178,200

Liabilities and Stockholder’s Equity
Current Liabilities:
Trade payables	$31,700	$29,200
Personnel related liabilities	8,500	6,200
Accrued expenses and other liabilities	9,400	2,900

Total current liabilities	49,600	38,300
All other liabilities	1,700	700

Total liabilities	51,300	39,000

Stockholder’s equity:
Due to General Electric Company and affiliates	121,100	139,200

Total stockholder’s equity	121,100	139,200

Total liabilities and stockholder’s equity	$172,400	$178,200

See accompanying notes to consolidated financial statements

GE HVAC MOTORS and CAPACITORS

Consolidated Statements of Operations
For Nine Months Ended September 30, 2004 and September 30, 2003
Unaudited
(in thousands of dollars)

	2004	2003
Net sales	$326,907	$277,394
Cost of goods sold	245,032	214,388

Gross profit	81,875	63,006

Operating expenses:
General and administrative, sales and marketing	37,110	36,792

Operating profit	44,765	26,214

Interest expense	75	95

Income before income tax	44,690	26,119

Income tax	14,658	8,664

Net income	$30,032	$17,455

See accompanying notes to consolidated financial statements

GE HVAC MOTORS and CAPACITORS

Consolidated Statements of Cash Flows
For Nine Months Ended September 30, 2004 and September 30, 2003
Unaudited
(in thousands of dollars)

	2004	2003
Cash flows from operating activities:
Net income	$30,032	$17,455
Adjustments to reconcile net income to cash used in operating activities
Depreciation and amortization of property, plant and equipment	10,100	10,400
Amortization of other non-current assets
(Increase) decrease in trade and other receivables	(1,700)	1,600
Decrease (increase) in inventories	1,800	(3,800)
Increase in trade payables	8,600	8,700
Increase (decrease) in personnel related, accrued expenses and other liabilities	4,168	(4,839)
All other operating flows

Cash used in operating activities	53,000	29,516

Cash flows from investing activities:
Purchases of property and equipment	(2,100)	(9,800)

Cash used for investing activities	(2,100)	(9,800)

Cash flows from financing activities:
Net transfers to General Electric Company and its affiliates	(50,000)	(15,900)

Cash provided by financing activities	(50,000)	(15,900)

(Decrease) Increase in cash	900	3,816

Cash — beginning of year	7,600	884

Cash — end of period	$8,500	$4,700

See accompanying notes to consolidated financial statements

GE HVAC MOTORS and CAPACITORS

Notes to Consolidated Financial Statements
September 30, 2004
Unaudited
(in thousands of dollars)

1. BASIS OF PRESENTATION

The consolidated financial statements include the accounts of GE HVAC Motors and Capacitors and its affiliates and have been prepared without audit. All adjustments which are believed to be necessary for a fair statement of the results for the interim periods presented have been reflected and are of a normal recurring nature. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted.

2. INVENTORIES

Inventories are stated at cost, which is not in excess of market. Cost for all but an immaterial portion of the company’s inventories was determined using the last-in, first-out (LIFO) method. If all inventories were valued on the first-in, first-out (FIFO) method , they would have increased by $19,100 and $19,000 as of September 30, 2004 and 2003, respectively.

3. RELATED PARTY TRANSACTIONS

GE and its subsidiaries provide a variety of services to HVAC Motors and Capacitors. Such services are charged to HVAC Motors and Capacitors as utilized by them. Billings for these services were included in these interim statements at $30,825 for each of the nine-month interim periods ending in September 2004 and 2003.

4. INCOME TAXES

The effective income tax rate for the period ending September 30, 2003 was 33.2% and for the period ending September 30, 2004 was 32.8%.

5. EXCLUDED OPERATIONS

Two operations which REGAL-BELOIT acquired in the HVAC Motors and Capacitors acquisition are of a temporary nature and covered by a transition agreement between REGAL-BELOIT and GE. These two operations have been excluded from these interim financial statements as well as the accompanying financial statements for 2003 and 2002. The accompanying Schedules I,II, and III provide financial information on these two operations in the Adjustment columns and the footnotes related to the Schedules. REGAL-BELOIT believes the two operations are not material to the financial statements of the acquisition.

Schedule I

REGAL-BELOIT CORPORATION AND GE HVAC MOTORS AND CAPACITORS
Pro-Forma Combined Condensed Balance Sheets as of September 28, 2004
Unaudited ($000)

The following unaudited pro-forma combined balance sheets give effect to the purchase by REGAL-BELOIT Corporation of selected assets of General Electric Company, such assets collectively known as GE Heating, Ventilation and Air Conditioning (HVAC) Motors and Capacitors (“HVAC Motors and Capacitors”) operations of GE Consumer and Industrial, which purchase took place on December 31, 2004. This pro-forma presentation is as of the most recent public filing date of REGAL-BELOIT Corporation, September 28, 2004. The presentation combines the unaudited REGAL-BELOIT September 28, 2004 balance sheet and the unaudited HVAC Motors and Capacitors September 30, 2004 balance sheet. These balance sheets should be read in conjunction with the pro-forma combined statements of income and notes thereto included elsewhere herein. Pro-forma data is presented for comparative purposes only and is not necessarily indicative of what the combined financial condition will be in the future, or as of the dates for which this pro-forma is presented. The Adjustments reflect preliminary estimates which will be updated at later dates.

	Historical		Pro-Forma
	REGAL-BELOIT	GE HVAC Motors	Adjustments
	Corporation(9)	and Capacitors	Add (Deduct)(8)			Combined
Assets
Current Assets:
Cash and Cash Equivalents	$20,834	$8,500				$29,334
Net Accounts Receivable	$124,196	$56,200		$800		$181,196
Inventories	$166,702	$43,100		$24,800	(1)	$234,602
Other Current Assets	$17,836	$3,300				$21,136

Total Current Assets	$329,568	$111,100		$25,600		$466,268
Net Property, Plant and Equipment	$173,881	$50,200		$14,600	(2)	$238,681
Goodwill and Purchased Intangibles	$340,212	$6,200		$245,100	(3)	$591,512
Other Noncurrent Assets	$21,962	$4,900		$200		$27,062

Total Assets	$865,623	$172,400		$285,500		$1,323,523

Liabilities and Shareholders’ Investment
Current Liabilities:
Accounts Payable	$60,724	$31,700		$800		$93,224
Income Taxes Payable	$11,987	$0				$11,987
Accrued Compensation and Benefits	$26,559	$8,500				$35,059
Other Current Liabilities	$24,796	$11,100		$10,200	(4)	$46,096

Total Current Liabilities	$124,066	$51,300		$11,000		$186,366
Long-term Debt	$275,285	$0		$270,000	(5)	$545,285
Deferred Income Taxes	$46,188	$0		$(4,400	)(6)	$41,788
Other Noncurrent Liabilities	$11,106	$0				$11,106
Minority Interest in Consolidated Subsidiaries	$6,818	$0				$6,818
Shareholders’ Investment	$402,160	$121,100	$(121,100)	$130,000	(7)	$532,160

Total Liabilities and Shareholders’ Investment	$865,623	$172,400		$285,500		$1,323,523

Notes to Pro-Forma Combined Condensed Balance Sheets

(1)	Elimination of HVAC Motors and Capacitors LIFO reserve (+$19,100); estimated write-up of inventory to fair market value (+$6,000) less additional obsolescence reserves (-$2,000).

(2)	Estimated write-up of property, plant and equipment to fair market value (+$10,000).

(3)	Goodwill represents the difference in the approximate $400,000 purchase price of HVAC Motors and Capacitors and the net asset value acquired, after purchase accounting adjustments. Includes values that may be classified as intangible assets after identification and appraisal of intangibles is completed.

(4)	Estimated liabilities to be established under purchase accounting rules of generally accepted accounting principles (GAAP), primarily relating to employee benefit costs and facility rationalization costs (+$10,000).

(5)	Funds borrowed to pay the cash portion of the HVAC Motors and Capacitors purchase price.

(6)	Represents the tax effect of the purchase accounting accrued liabilities and additional inventory obsolescence reserves.

(7)	To eliminate GE’s intercompany equity of $121,100 in HVAC Motors and Capacitors and to record $130,000 value of REGAL-BELOIT stock issued to GE as part of the purchase price.

(8)	Adjustments include two immaterial operations which were acquired by the Company in the HVAC acquisition. The total assets of these two operations totalled $7,300 and the total liabilities $800.

(9)	The balance sheet of GE Commercial AC Motors (CAC), acquired by the Company on August 30, 2004, is included as part of REGAL-BELOIT Corporation.

Schedule II

REGAL-BELOIT CORPORATION AND GE HVAC MOTORS AND CAPACITORS
Pro-Forma Combined Statements of Income for the Year Ended December 31, 2003
Unaudited ($000)

The following unaudited pro-forma combined statements of income were prepared as if the acquisition of the Heating, Ventilation and Air Conditioning (HVAC) Motors and Capacitors operations of General Electric Company (“HVAC Motors and Capacitors”) was effective as of January 1, 2003. The pro-forma statements of income include the historical results of REGAL-BELOIT Corporation and HVAC Motors and Capacitors giving effect to such acquisition under the purchase method of accounting. The pro-forma statements of income are not necessarily indicative of the results that actually would have occurred if the acquisition had been effective on the date indicated or of the results that may be obtained in the future. (See notes below.) These pro-forma statements should be read in conjunction with the historical statements of REGAL- BELOIT and GE HVAC Motors and Capacitors.

	Year Ended December 31, 2003
	Historical			Pro-Forma
	REGAL-BELOIT	GE Commercial	GE HVAC Motors	Adjustments
	Corporation	AC Motors(CAC)(8)	and Capacitors	Add (Deduct)(7)		Combined
Net Sales	$619,098	$144,904	$362,689	$17,100	(7)		$1,143,791
Cost of Sales	$472,343	$119,934	$280,309	$10,770	(1)(7)		$883,356

Gross Profit	$146,755	$24,970	$82,380	$6,330			$260,435
Operating Expenses	$99,529	$20,893	$49,056	$(11,508	)(2)(7)		$157,970

Income from Operations	$47,226	$4,077	$33,324	$17,838			$102,465
Interest Expense	$6,462	$0	$131	$9,719	(3)		$16,312
Interest Income	$79	$143	$0	$(143	)(4)		$79

Income Before Taxes and Minority Interests	$40,843	$4,220	$33,193	$7,976			$86,232
Provision for Income Taxes	$14,792	$532	$11,008	$4,799	(5)(7)		$31,131

Income Before Minority Interests	$26,051	$3,688	$22,185	$3,177			$55,101
Minority Interests in Income, Net of Tax	$845	$1,019	$0				$1,864

Net Income	$25,206	$2,669	$22,185	$3,177	(9)		$53,237

Net Income Per Share	$1.00						$1.79

Average Shares Outstanding — Diluted	25,246,088					(6)	29,806,088

Notes to Pro-Forma Combined Statements of Income
The above pro-forma statements do not reflect the synergies (examples: cost reduction or improvement opportunities, additional sales opportunities) or any non-recurring charges projected by management in the future as a result of the HVAC Motors and Capacitors acquisition.
(This is a forward looking statement. Please see the Cautionary Statement on page 3 of this 8-K filing.)

(1)	To revise depreciation expense based on extended useful lives and fair market value estimates, (+$5,730 HVAC) and (+$1,500 CAC).

(2)	To eliminate GE intercompany corporate charges, (-$14,040 HVAC) and (-$3,368 CAC); to add estimated amortization of intangible assets (+$5,000 HVAC), CAC not material.

(3)	To reflect interest expense on the loans made to finance the HVAC Motors and Capacitors and CAC acquisitions. An interest rate of 2.75% was utilized to approximate the rate in 2003, (+$7,619 HVAC) and (+$2,100 CAC).

(4)	To eliminate GE interest income for CAC.

(5)	To reflect REGAL-BELOIT’s full 36% effective tax rate on HVAC Motors and Capacitors and CAC income before taxes and minority interests; to reflect tax effect of Adjustments. (+$5,315 HVAC) and (+$1,932 for CAC)

(6)	Reflects the issuance of 4.56 million shares to GE as partial payment of the acquisition purchase price.

(7)	Adjustments include two immaterial operations which were also acquired by the Company in the HVAC acquisition: Net sales $17,100, COS $18,000, Oper. Exp. $900, Taxes -$648.

(8)	CAC was acquired by the Company on August 30, 2004. This column shows the CAC income statement for 2003.

(9)	The net income adjustment totalled $3,636 for HVAC , $693 for CAC and -$1,152 for the two immaterial operations.

Schedule III

REGAL-BELOIT CORPORATION AND GE HVAC MOTORS AND CAPACITORS
Pro-Forma Combined Statements of Income for the Nine Months Ended September 28, 2004
Unaudited ($000)

The following unaudited pro-forma combined statements of income were prepared as if the acquisition of the Heating, Ventilation and Air Conditioning (HVAC) Motors and Capacitors operations of General Electric Company (“HVAC Motors and Capacitors”) was effective as of January 1, 2003. The pro-forma statements of income include the historical results of REGAL-BELOIT Corporation and HVAC Motors and Capacitors giving effect to such acquisition under the purchase method of accounting. The pro-forma statements of income are not necessarily indicative of the results that actually would have occurred if the acquisition had been effective on the date indicated or of the results that may be obtained in the future. (See notes below.) These pro-forma statements should be read in conjunction with the historical statements of REGAL- BELOIT and GE HVAC Motors and Capacitors.

	Nine Months Ended September 28, 2004
	Historical			Pro-Forma
	REGAL-BELOIT	GE Commercial	GE HVAC Motors	Adjustments
	Corporation	AC Motors(CAC)(7)	and Capacitors	Add (Deduct)(8)		Combined
Net Sales	$534,624	$96,405	$326,907	$11,300	(8)		$969,236
Cost of Sales	$412,652	$79,099	$245,032	$6,900	(1)(8)		$743,683

Gross Profit	$121,972	$17,306	$81,875	$4,400			$225,553
Operating Expenses	$79,763	$15,215	$37,110	$(8,606	)(2)(8)		$123,482

Income from Operations	$42,209	$2,091	$44,765	$13,006			$102,071
Interest Expense	$4,558	$0	$75	$8,290	(3)		$12,923
Interest Income	$87	$95	$0	$(95	)(4)		$87

Income Before Taxes and Minority Interests	$37,738	$2,186	$44,690	$4,621			$89,235
Provision for Income Taxes	$12,996	$437	$14,658	$3,747	(5)(8)		$31,839

Income Before Minority Interests	$24,742	$1,749	$30,032	$874			$57,397
Minority Interests in Income, Net of Tax	$1,326	$660	$0				$1,986

Net Income	$23,416	$1,089	$30,032	$874	(9)(8)		$55,411

Net Income Per Share	$0.94						$1.88

Average Shares Outstanding — Diluted	24,893,397					(6)	29,537,674

Notes to Pro-Forma Combined Statements of Income
The above pro-forma statements do not reflect the synergies (examples: cost reduction or improvement opportunities, additional sales opportunities) or any non-recurring charges projected by management in the future as a result of the HVAC Motors and Capacitors acquisition.
(This is a forward looking statement. Please see the Cautionary Statement on page 3 of this 8-K filing.)

(1)	To revise depreciation expense based on extended useful lives and fair market value estimates, (+$4,300 HVAC) and (+$1,200 CAC).

(2)	To eliminate GE intercompany corporate charges, (+$10,530 HVAC) and (+$2,526 CAC); to add estimated amortization of intangible assets (+$3,750 HVAC), CAC not material.

(3)	To reflect interest expense on the loans made to finance the HVAC Motors and Capacitors and CAC acquisitions. An interest rate of 3.25% was utilized to approximate the rate in 2004. (+$6715 HVAC) and (+$1,575 CAC).

(4)	To eliminate GE interest income for CAC.

(5)	To reflect REGAL-BELOIT’s full 36% effective tax rate on HVAC Motors and Capacitors and CAC income before taxes; to reflect tax effect of Adjustments. (+$3,305 HVAC) and (+$1,090 CAC)

(6)	Reflects the issuance of 4.56 million shares to GE as partial payment of the acquisition purchase price.

(7)	CAC was acquired by the Company on August 30,2004. The month of September is included under “REGAL-BELOIT”. Eight months pro-forma income statement information is included in this column.

(8)	Adjustments include two immaterial operations which were also acquired by the Company in the HVAC acquisition: Net sales $11,300, COS $12,400, Oper. Exp. $700, Taxes -$648.

(9)	The net income totalled $1,060 for HVAC, $966 for CAC and -$1,152 for the two immaterial operations.